UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL	34108
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 11, 2017, FTE Networks, Inc. (the “Company”) issued a press release providing its full year 2016 financial results. A copy of the press release is furnished as Exhibit 99.1 herewith and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No. Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Shareholder Release, dated May 17, 2016	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

Date: May 11, 2017	By:	/s/ Michael Palleschi
Michael Palleschi Chief Executive Officer